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                                AMENDMENT FOUR TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of July 31, 2001, is made and entered into by and between BANK ONE, NA, F/K/A BANK ONE, TEXAS, N.A. ("LENDER") and LONG REACH HOLDINGS, INC., a Delaware corporation ("BORROWER").

                                    RECITALS

         A. Borrower and Lender entered into that certain Loan and Security Agreement, dated April 20, 1999, as previously amended (as amended, the "LOAN AGREEMENT").

         B.       Events of Default now exist under the Loan Agreement.

         C. Lender and Borrower desire to amend the Loan Agreement as herein set forth and to set forth certain other agreements.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by both parties, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   Definitions

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                        Amendments to the Loan Agreement

         Section 2.01. Amendment of Definitions. Effective as of July 31, 2001,
Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Committed Sum" in its entirety and substituting in place thereof the following:

                  "`Committed Sum' means $8,000,000."

         Section 2.02. Amendment of Section 2.6. SECTION 2.6 of the Loan Agreement is hereby amended in its entirety to read as follows:

         "Section 2.6 Repayment of Term Loan. The Term Loan is due and payable as follows: (i) accrued and unpaid interest, calculated at the rate set forth in
SECTION 3.1, shall be due and payable monthly on the fifteenth (15th) day of each month, commencing on AUGUST 15, 2001, and continuing on the fifteenth day of each month thereafter and at maturity, and (ii) principal


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installments (a) in the amount of $60,000 each shall be due and payable on the fifteenth (15th) day of each month, commencing on SEPTEMBER 15, 2001, and continuing each month thereafter through and including DECEMBER 15, 2001, and
(b) in the amount of $50,000 each shall be due and payable on the fifteenth
(15th) day of each month, commencing on JANUARY 15, 2002, and continuing each month thereafter through the Termination Date, when the then unpaid principal balance of the Term Loan, together with all accrued and unpaid interest, shall be due and payable in full."

                                   ARTICLE III
                       Events of Default; Other Agreements

         Section 3.01 Events of Default. Borrower acknowledges and agrees that the following Events of Default are currently outstanding under the Loan
Agreement: failure to comply as of June 30, 2001 with the provisions of Sections 9.1(a), 9.1(b), 9.1(c) and 9.1(d) of the Loan Agreement. Lender has not waived such Events of Default and reserves all of its rights and remedies with respect to such Events of Default. Any waiver of any of such Events of Default must be in writing and signed by an officer of Lender to be effective and shall be strictly limited to matters expressly stated therein.

         Section 3.02 Temporary Overadvance. Lender has agreed to make a one-time overadvance of $350,000 to Borrower. The repayment of such overadvance is due and payable on demand by Lender, which Lender may demand at any time. Lender has not agreed to make any additional overadvance to Borrower.

         Section 3.03 August Principal and Interest Payments. Lender has agreed to defer the payments of interest on the Revolving Loan and the Term Loan otherwise scheduled for, and due and payable on, August 1, 2001 until August 15, 2001 at which time such interest accrued through August 15, 2001 on both the Revolving Loan and the Term Loan shall be due and payable in full without demand of any kind. In addition, Lender has agreed that the principal payment due under Term Loan on August 1, 2001, but only such one principal payment, shall be deferred to the maturity date of the Term Loan.

         Section 3.04 No Obligation to Advance. Borrower agrees that because of the Events of Default now outstanding, Lender has no obligation to make any advances or loans or other financial accommodations to Borrower.

         Section 3.05 Amendment Fee. In consideration for Lender entering into this Amendment, Borrower agrees to pay to Lender an amendment fee of $10,000 and to reimburse Lender for the attorney's fees incurred by Lender in connection with this Amendment in the amount of $2,200. Borrower authorizes Lender to make an advance under the Revolving Loan to pay such amendment fee and attorney's fees.


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                                   ARTICLE IV
                              Conditions Precedent

         Section 4.01. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                  (a) The representations and warranties of Borrower contained herein shall be true and correct as of the date hereof as if made on the date hereof;

                  (b) Lender shall have received this Amendment, duly executed by Borrower and consented to by TBM Holdings, Inc. and Presto-Lift, Inc.;

                  (c) Borrower shall have delivered to Lender certified board of directors resolutions and certificates of incumbency for Borrower, in such form and content as is acceptable to Lender in its sole discretion;

                  (d) Borrower shall pay to Lender an amendment fee of $10,000 and reimburse Lender for all of its attorney's fees incurred in connection with this Amendment; and

                  (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Lender and its legal counsel.

                                    ARTICLE V
                 Ratifications, Representations, and Warranties

         Section 5.01. Ratifications by Borrower. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be the legal, valid, binding and enforceable in accordance with its terms.

         Section 5.02. Renewal and Extension of Security Interests and Assignments. Borrower hereby renews and affirms the liens and security interests created and granted in the Loan Agreement and all other Loan Documents. Borrower agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interest securing same, which are acknowledged by Borrower to be valid and subsisting.

         Section 5.03. Representations and Warranties. Borrower represents and warrants to Lender that the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all


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requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower or any agreement to which Borrower is a party;.

                                   ARTICLE VI
                                  Miscellaneous

         Section 6.01. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect such representations and warranties or the right of Lender to rely thereon.

         Section 6.02. Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         Section 6.03. Expenses of Lender. Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto. Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with any and all future amendments, modifications, and supplements to the Loan Agreement, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Lender's legal counsel.

         Section 6.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         SECTION 6.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

         Section 6.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Lender may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         Section 6.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which


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when taken together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile transmission.

         Section 6.08. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 6.09. Conflicting Provisions. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

         SECTION 6.10. RELEASE. AS OF THE DATE HEREOF, BORROWER HEREBY ACKNOWLEDGES THAT BORROWER HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWER'S LIABILITY TO REPAY THE LOAN OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OR WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOAN, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         SECTION 6.11. ENTIRE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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         EXECUTED as of the date first written above.

LONG REACH HOLDINGS, INC.                  BANK ONE, NA


By:   /s/ William J. Sample                By:   /s/ Carl F. Shafer
   ---------------------------------          ---------------------------------
Name:        William J. Sample             Name:     Carl F. Shafer
     -------------------------------             ------------------------------
Title:       President                     Title:    First Vice President
      ------------------------------             ------------------------------


                            CONSENT AND RATIFICATION

         Each of the undersigned (i) consents to the foregoing Amendment, (ii) acknowledges and agrees that the execution of the foregoing Amendment does not diminish, waive, or release its obligations under that certain Unlimited Guaranty executed by the undersigned for the benefit of Lender and (iii) ratifies and confirms its obligations pursuant to such Unlimited Guaranty.

                                            TBM HOLDINGS, INC.

                                            By:     /s/ William A. Schwartz
                                               --------------------------------
                                            Its:           President
                                                -------------------------------


                                            PRESTO LIFTS, INC.

                                            By:    /s/ William A. Schwartz
                                               --------------------------------
                                            Its:           Secretary
                                                -------------------------------


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